Exhibit 99.1

Walmart Inc. Announces Cash Tender Offer for

Certain of its Outstanding Debt Securities

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO, OR TO ANY PERSON LOCATED OR RESIDENT IN, ANY JURISDICTION WHERE IT IS UNLAWFUL TO RELEASE, PUBLISH OR DISTRIBUTE THIS DOCUMENT. PERSONS INTO WHOSE POSSESSION THIS DOCUMENT COMES ARE REQUIRED BY THE COMPANY, THE DEALER-MANAGERS AND THE INFORMATION AGENT TO INFORM THEMSELVES ABOUT, AND TO OBSERVE, ANY SUCH RESTRICTIONS.

BENTONVILLE, Ark., September 8, 2021 — Walmart Inc. (NYSE: WMT) (“Walmart,” the “Company,” “we” or “us”) announced today that the Company has commenced a cash tender offer for up to $8,000,000,000 aggregate principal amount (as may be increased or decreased by the Company, the “Maximum Principal Amount”) of the securities listed in Table I below (collectively, the “Securities”) (such offer to purchase, the “Tender Offer”). The Maximum Principal Amount is exclusive of premium, Early Participation Amount (as defined below), and accrued and unpaid interest on the applicable series of Securities from, and including, the most recent interest payment date for such series of Securities prior to the applicable Payment Date (as defined herein) to, but not including, the applicable Payment Date (“Accrued Interest”).

The Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 8, 2021 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase.

TABLE I: SECURITIES SUBJECT TO THE TENDER OFFER(1)
Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)
7.55% Notes due 2030	CUSIP: 931142 BF9 ISIN: US1R65VBXU25	February 15, 2030	$588	1.	1.250% U.S. Treasury due 08/15/2031	FIT1	15
6.750% Debentures due 2023	CUSIP: 931142 AU 7 ISIN: US931142AU74	October 15, 2023	$152	2.	0.125% U.S. Treasury due 08/31/2023	FIT1	10
6.500% Notes due 2037	CUSIP: 931142 CK7 ISIN: US931142CK74	August 15, 2037	$1,300	3.	1.750% U.S. Treasury due 08/15/2041	FIT1	45
5.875% Notes due 2027	CUSIP: 931142 CH4 ISIN: US931142CH46	April 5, 2027	$483	4.	0.750% U.S. Treasury due 08/31/2026	FIT1	30
6.200% Notes due 2038	CUSIP: 931142 CM3 ISIN: US931142CM31	April 15, 2038	$919	5.	1.750% U.S. Treasury due 08/15/2041	FIT1	50
5.625% Notes due 2040	CUSIP: 931142 CS0 ISIN: US931142CS01	April 1, 2040	$751	6.	1.750% U.S. Treasury due 08/15/2041	FIT1	55
5.625% Notes due 2041	CUSIP: 931142 DB6 ISIN: US931142DB66	April 15, 2041	$918	7.	1.750% U.S. Treasury due 08/15/2041	FIT1	55
5.25% Notes due 2035	CUSIP: 931142 CB7 ISIN: US931142CB75	September 1, 2035	$1,968	8.	1.250% U.S. Treasury due 08/15/2031	FIT1	60
5.000% Notes due 2040	CUSIP: 931142 CY7 ISIN: US931142CY78	October 25, 2040	$519	9.	1.750% U.S. Treasury due 08/15/2041	FIT1	60
4.875% Notes due 2040	CUSIP: 931142 CV3 ISIN: US931142CV30	July 8, 2040	$378	10.	1.750% U.S. Treasury due 08/15/2041	FIT1	60
4.750% Notes due 2043(2)	CUSIP: 931142 DK6 ISIN: US931142DK65	April 2, 2043*	$269	11.	1.750% U.S. Treasury due 08/15/2041	FIT1	65
4.300% Notes due 2044(2)	CUSIP: 931142 DQ3 ISIN: US931142DQ36	October 22, 2043*	$502	12.	1.750% U.S. Treasury due 08/15/2041	FIT1	60
3.625% Notes due 2047(2)	CUSIP: 931142 DW0 ISIN: US931142DW04	June 15, 2047*	$1,000	13.	2.375% U.S. Treasury due 05/15/2051	FIT1	60
4.000% Notes due 2043(2)	CUSIP: 931142 DG5 ISIN: US931142DG53	October 11, 2042*	$709	14.	1.750% U.S. Treasury due 08/15/2041	FIT1	60
4.050% Notes due 2048(2)	CUSIP: 931142 EC3 ISIN: US931142EC31	December 29, 2047*	$3,000	15.	2.375% U.S. Treasury due 05/15/2051	FIT1	55
3.950% Notes due 2038(2)	CUSIP: 931142 EB5 ISIN: US931142EB57	December 28, 2037*	$1,500	16.	1.750% U.S. Treasury due 08/15/2041	FIT1	40
2.950% Notes due 2049(2)	CUSIP: 931142 EP4 ISIN: US931142EP44	March 24, 2049*	$1,000	17.	2.375% U.S. Treasury due 05/15/2051	FIT1	50

TABLE I: SECURITIES SUBJECT TO THE TENDER OFFER(1)
Title of Security	Security Identifiers	Applicable Maturity Date/ Par Call Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Reference Security	Bloomberg Reference Page/Screen	Fixed Spread (basis points)
3.700% Notes due 2028(2)	CUSIP: 931142 EE9 ISIN: US931142EE96	March 26, 2028*	$2,750	18.	1.250% U.S. Treasury due 08/15/2031	FIT1	- 5
3.550% Notes due 2025(2)	CUSIP: 931142 ED1 ISIN: US931142ED14	April 26, 2025*	$1,500	19.	0.375% U.S. Treasury due 04/30/2025	FIT5	12.5
3.400% Notes due 2023(2)	CUSIP: 931142EK5 ISIN: US931142EK56	May 26, 2023*	$2,750	20.	0.125% U.S. Treasury due 05/31/2023	FIT4	10
3.250% Notes due 2029(2)	CUSIP: 931142 EN9 ISIN: US931142EN95	April 8, 2029*	$1,250	21.	1.250% U.S. Treasury due 08/15/2031	FIT1	5
3.050% Notes due 2026(2)	CUSIP: 931142 EM1 ISIN: US931142EM13	May 8, 2026*	$1,250	22.	0.750% U.S. Treasury due 08/31/2026	FIT1	5
2.850% Notes due 2024(2)	CUSIP: 931142 EL3 ISIN: US931142EL30	June 8, 2024*	$1,500	23.	0.250% U.S. Treasury due 06/15/2024	FIT5	10
2.650% Notes due 2024(2)	CUSIP: 931142 DV2 ISIN: US931142DV21	October 15, 2024*	$1,000	24.	1.500% U.S. Treasury due 09/30/2024	FIT5	10
2.375% Notes due 2029(2)	CUSIP: 931142 EQ2 ISIN: US931142EQ27	June 24, 2029*	$500	25.	1.250% U.S. Treasury due 08/15/2031	FIT1	10

(1)	Early Participation Amount is $50 per $1,000 principal amount of Securities validly tendered at or prior to the Early Participation Date and accepted for purchase by Walmart.
(2)

For such series of Securities, the calculation of the applicable Total Consideration will be performed taking into account the par call date. An overview of the calculation of the Total Consideration (including the par call detail) is set forth as Schedule A to the Offer to Purchase.

*	Refers to the par call date for such series of Securities.

Rationale for the Tender Offer

We are making the Tender Offer to purchase certain outstanding debt securities issued by Walmart to reduce our interest expense. Securities that are accepted in the Tender Offer will be purchased, retired and canceled by Walmart and will no longer remain outstanding obligations of Walmart.

Details of the Tender Offer

The Tender Offer will expire at 11:59 p.m., New York City time, on October 5, 2021, unless such deadline is extended or, subject to applicable law, the Tender Offer is earlier terminated by the Company (such date and time, as the same may be extended, the “Expiration Date”). Securities tendered at or prior to the applicable Early Participation Date (as defined below) may be withdrawn at any time at or prior to 5:00 p.m., New York City time, on September 21, 2021, unless that deadline for withdrawal is extended by the Company in its sole and absolute discretion (such date and time, as the same may be extended, the “Withdrawal Date”), but not thereafter unless otherwise required by applicable law.

The Company will accept for payment, and thereby purchase, all Securities validly tendered (and not subsequently validly withdrawn) pursuant to the Tender Offer at or prior to the Expiration Date, subject to the Maximum Principal Amount and based on the acceptance priority levels set forth in Table I above (the “Acceptance Priority Levels”), and subject to proration (if applicable), provided that Securities tendered at or prior to the Early Participation Date will be accepted for purchase in priority to Securities tendered after the Early Participation Date, but at or prior to the Expiration Date, regardless of the priority of the series of such later tendered Securities.

Holders of Securities that are validly tendered at or prior to 5:00 p.m., New York City time, on September 21, 2021, unless extended by the Company in its sole and absolute discretion (such date and time, as the same may be extended, the “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase by the Company will receive the applicable Total Consideration (as defined below) for their Securities, together with any Accrued Interest. The Total Consideration payable for each series of Securities includes the early participation amount applicable to such series of Securities, as set forth in Table I above (the “Early Participation Amount”). Holders validly tendering their Securities after the Early Participation Date, but at or prior to the Expiration Date, will only be eligible to receive the applicable “Tender Offer Consideration,” which is an amount equal to the applicable Total Consideration less the Early Participation Amount. Holders will also be paid any Accrued Interest in respect of their Securities purchased in the Tender Offer.

The Tender Offer is subject to certain conditions, including the condition that the Company have on the Early Payment Date funds, from one or more sources reasonably satisfactory to the Company, in an amount up to the Maximum Principal Amount, plus premium, Early Participation Amount and Accrued Interest payable in the Tender Offer. Subject to the Company’s right to terminate the Tender Offer, as described below, and subject to the Maximum Principal Amount and based on the Acceptance Priority Levels and proration, the Company will purchase in the Tender Offer (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) in the Tender Offer at or prior to the Early Participation Date, subject to all conditions to the Tender Offer having been satisfied or waived by the Company, promptly following such Early Participation Date (the date of such purchase, which is expected to be September 23, 2021, the second business day following the Early Participation Date, the “Early Payment Date”), and (ii) to the extent that Securities with an aggregate principal amount that is less than the Maximum Principal Amount are purchased in the Tender Offer on the Early Payment Date, the Securities that have been validly tendered after the Early Participation Date, but at or prior to the Expiration Date, subject to all conditions to the Tender Offer having been satisfied or waived by the Company, promptly following the Expiration Date (the date of such purchase, which is expected to be October 7, 2021, the first business day following the Expiration Date, the “Final Payment Date” and, together with the Early Payment Date, each a “Payment Date”). If, on the Early Payment Date, Securities are purchased in the Tender Offer with an aggregate principal amount that is equal to the Maximum Principal Amount for the Tender Offer, no additional Securities will be purchased in the Tender Offer, and there will be no Final Payment Date.

The “Total Consideration” payable for each series of Securities will be a price per $1,000 principal amount of such series of Securities validly tendered at or prior to the Early Participation Date, and accepted for purchase by the Company (subject to the Maximum Principal Amount, the Acceptance Priority Levels and proration, if any) equal to an amount, calculated in accordance with Schedule A to the Offer to Purchase that would reflect, as of the Early Payment Date, a yield to the applicable maturity date or par call date (as applicable) of such series of Securities equal to the sum of (i) the Reference Yield (as defined below) of the applicable Reference Security (as defined below) for such series of Securities, determined at 10:00 a.m. (New York City time) on September 22, 2021 (as such date may be extended by us, the “Reference Yield Determination Date”), by the Lead Dealer-Managers (as defined below), plus (ii) the fixed spread applicable to such series of Securities, as set forth in Table I above (the “Fixed Spread”), in each case, excluding Accrued Interest. The applicable Total Consideration includes the Early Participation Amount. The “Reference Yield” means, with respect to each series of Securities, the yield of the applicable reference security listed in Table I above (the “Reference Security”) based on the bid side price of the applicable Reference Security for such series as displayed on the applicable reference page set forth in Table I above as of the Reference Yield Determination Date.

For further details about the procedures for tendering the Securities, please refer to the information set forth under the heading “The Tender Offer—Procedures for Tendering Securities” in the Offer to Purchase.

Indicative Timeline for the Tender Offer

Event	Date and Time

Commencement	September 8, 2021.

Early Participation Date	5:00 p.m., New York City time, on September 21, 2021, unless extended by the Company in its sole and absolute discretion.

Withdrawal Date	5:00 p.m., New York City time, on September 21, 2021, unless extended by the Company in its sole and absolute discretion.

Announcement of Results of Early Participation	As soon as reasonably practicable after the Early Participation Date.

Reference Yield Determination Date	10:00 a.m., New York City time, on September 22, 2021, unless extended by the Company in its sole and absolute discretion.

Early Payment Date	Promptly following the Early Participation Date (expected to be on or about September 23, 2021), subject to the satisfaction or waiver of the conditions to the Tender Offer.

Expiration Date	11:59 p.m., New York City time, on October 5, 2021, unless, extended by the Company or the Tender Offer is earlier terminated by the Company, in each case, in its sole and absolute discretion, subject to applicable law.

Final Payment Date	Promptly following the Expiration Date (expected to be on or about October 7, 2021), subject to the satisfaction or waiver of the conditions to the Tender Offer and assuming additional Securities may be purchased in the Tender Offer on such date without the Maximum Principal Amount being exceeded.

The Company reserves the right, subject to applicable law, to terminate the Tender Offer at any time prior to the Expiration Date. The Company’s obligation to purchase Securities in the Tender Offer is subject to the satisfaction or the waiver of certain conditions, including the Financing Condition, as described in the Offer to Purchase. The Tender Offer is not conditioned on any minimum aggregate principal amount of Securities being tendered in the Tender Offer.

The Company expressly reserves the right to increase or decrease the Maximum Principal Amount without extending the Early Participation Date, Withdrawal Date, Reference Yield Date, Early Payment Date, Expiration Date or Final Payment Date (for any and all series of Securities) or otherwise reinstating withdrawal rights, subject to applicable law. There can be no assurance that the Company will exercise its right to increase or decrease the Maximum Principal Amount.

All Securities are held in book-entry form through the facilities of The Depository Trust Company (“DTC”). Holders that desire to tender Securities in the Tender Offer, must transfer such Securities to the Depositary (as defined below) through DTC’s Automated Tender Offer Program.

Holders that hold Securities through a bank, securities broker or other intermediary must instruct such intermediary to participate in the Tender Offer on such holder’s behalf. Such holders are advised to contact their respective intermediaries to confirm the date by which such intermediary must receive instructions from the holder in order for the holder to participate in the Tender Offer. The deadlines set by any such intermediary and DTC for the tender of Securities will be earlier than the relevant deadlines specified above.

Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offer. Copies of all announcements, press releases and notices can be obtained from the Information Agent, at the address and telephone number set forth below. Significant delays may be experienced where notices are delivered to DTC, and holders are urged to contact the Information Agent for the relevant announcements relating to the Tender Offer.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offer.

Barclays Capital Inc. (“Barclays”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and TD Securities (USA) LLC (“TD Securities”) are acting as lead dealer-managers (the “Lead Dealer-Managers”), and BNP Paribas Securities Corp., Goldman Sachs & Co. LLC and NatWest Markets Securities Inc. are acting as co-dealer-managers (collectively, with the Lead Dealer-Managers, the “Dealer-Managers”) in connection with the Tender Offer.

Questions regarding the terms of the Tender Offer and requests for assistance in connection with the Tender Offer may be directed to Barclays, Credit Suisse, TD Securities or the Information Agent at their addresses and telephone numbers set forth below:

Barclays Capital Inc.	Credit Suisse Securities (USA) LLC	TD Securities (USA) LLC
745 Seventh Avenue New York, New York 10019 Toll-Free: (800) 438-3242 Collect: (212) 528-7581 Attn: Liability Management Group Email: us.lm@barclayscapital.com	Eleven Madison Avenue New York, New York 10010 Toll-Free: (800) 221-1037 Collect: (212) 325-7823 Attn: Liability Management Group Email: americas.lm@credit-suisse.com	1 Vanderbilt Avenue, 12th Floor New York, New York 10017 Toll-Free: (866) 584-2096 Collect: (212) 827-7795 Attn: Liability Management Email: LM@tdsecurities.com

Questions concerning tender procedures and requests for assistance or copies of the Offer to Purchase should be directed to the Information Agent.

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

Attention: Corporate Actions

Email: contact@gbsc-usa.com

https://www.gbsc-usa.com/Walmart/

Banks and Brokers call: (212) 430-3774

U.S. Toll-Free: (866) 924-2200

International call: 001-212-430-3774

DISCLAIMER    This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offer. None of the Dealer-Managers, the Information Agent, the Depositary or the Company makes any recommendation as to whether holders should tender their Securities for purchase pursuant to the Tender Offer.

None of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Securities or the Tender Offer contained in this announcement or in the Offer to Purchase. None of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates is acting for any holder, or will be responsible to any holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offer, and, accordingly, none of the Dealer-Managers, the Depositary, the Information Agent and any of their respective directors, officers, employees, agents and affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Securities which is material in the context of the Tender Offer and which is not otherwise publicly available.

General

Neither this announcement, the Offer to Purchase nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to the Tender Offer will not be accepted from holders) in any circumstances in which such offer or solicitation is unlawful. The Company is not aware of any jurisdiction where the making of the Tender Offer is not in compliance with the laws of such jurisdiction. If the Company becomes aware of any jurisdiction where the making of the Tender Offer would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to the Tender Offer. If, after such good faith effort, the Company cannot comply with any such applicable laws, the Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offer to be made by a licensed broker or dealer in any such jurisdiction, the Tender Offer shall be deemed to be made on behalf of the Company by such Dealer-Manager or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

By tendering your Securities, or instructing your custodian to tender your Securities, pursuant to the Tender Offer, you are representing and warranting that you are not a person to whom it is unlawful to make an invitation to tender pursuant to the Tender Offer under applicable law, and you have observed (and will observe) all laws of relevant jurisdictions in connection with your tender. Each holder participating in the Tender Offer will be deemed to give certain representations as set out in the Offer to Purchase under the heading “The Tender Offer—Procedures for Tendering Securities.” If you are unable to make these representations, your tender of Securities for purchase may be rejected. Each of the Company, the Dealer-Managers, the Depositary and the Information Agent reserves the right, in its sole and absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to the Tender Offer, whether any such representation given by a holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

About Walmart

Walmart Inc. (NYSE: WMT) helps people around the world save money and live better - anytime and anywhere - in retail stores, online, and through their mobile devices. Each week, approximately 220 million customers and members visit approximately 10,500 stores and clubs under 48 banners in 24 countries and eCommerce websites. With fiscal year 2021 revenue of $559 billion, Walmart employs 2.2 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy and employment opportunity.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “estimate,” “deliver” and “target” and similar expressions are intended to identify the Company’s forward-looking statements, including, but not limited to, statements about the expected timing, size or other terms of the Tender Offer and the Company’s ability to complete the Tender Offer. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Please see the Cautionary Statement Regarding Forward-Looking Statements in the Offer to Purchase, as well as the Company’s Cautionary Statements Regarding Forward-Looking Statements and risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company urges you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects. The forward-looking statements made today are as of the date of this release. Walmart Inc. disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.